SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported): July 13, 2004


                           HFC Revolving Corporation
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            (Exact name of registrant as specified in its charter)


          Delaware                    333-84268            36-3955292
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(State or Other Jurisdiction of      (Commission       (I.R.S. Employer
       Incorporation)                File Number)      Identification No.)


                               2700 Sanders Road
                       Prospect Heights, Illinois 60070
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                   (Address of Principal Executive Offices)
                                  (Zip Code)



       Registrant's telephone number, including area code (847) 564-5000
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Item 5.  Other Events and Required FD Disclosure.
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Filing of Computational Materials
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         Pursuant to Rule 424(b) under the Securities Act of 1933,
concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), the Company is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Household Home Equity Loan Trust 2004-1, Closed-End Home Equity Loan Asset-Backed Notes, Series 2004-1 (the "Notes").

         In connection with the offering of the Notes, Morgan Stanley & Co. Incorporated ("Morgan Stanley") and HSBC Securities (USA) Inc. ("HSBC"), each as an underwriter of the Notes, have prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided Morgan Stanley and HSBC with certain information regarding the characteristics of the Home Equity Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials. The Computational Materials are attached as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 hereto.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Notes, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Home Equity Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits:

       99.1   Computational Materials prepared by Morgan Stanley & Co.
              Incorporated.

       99.2   Computational Materials prepared by HSBC Securities (USA) Inc.

       99.3   Computational Materials prepared by Morgan Stanley & Co.
              Incorporated.

       99.4   Computational Materials prepared by Morgan Stanley & Co.
              Incorporated.

       99.5   Computational Materials prepared by Morgan Stanley & Co.
              Incorporated.

       99.6   Computational Materials prepared by Morgan Stanley & Co.
              Incorporated.






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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               HFC REVOLVING CORPORATION




                               By:    /s/  David J. Hunter
                                  -----------------------------------
                                  Name:  David J. Hunter
                                  Title: Vice President and Assistant Treasurer


Dated:  July 15, 2004








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Exhibit Index
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Exhibit
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99.1     Computational Materials prepared by Morgan Stanley & Co. Incorporated.

99.2     Computational Materials prepared by HSBC Securities (USA) Inc.

99.3     Computational Materials prepared by Morgan Stanley & Co. Incorporated.

99.4     Computational Materials prepared by Morgan Stanley & Co. Incorporated.

99.5     Computational Materials prepared by Morgan Stanley & Co. Incorporated.

99.6     Computational Materials prepared by Morgan Stanley & Co. Incorporated.